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                                                                   Exhibit 10.73

            First Amendment to Operating Deficit Guaranty Agreement
                                (ARV Guarantor)


               THIS FIRST AMENDMENT TO OPERATING DEFICIT GUARANTY AGREEMENT (this "First Amendment") is made as of January 16, 2001 by and among ARV San Marcos, a California limited partnership (the "Project Partnership"), ARV Investment Group, Inc., a California corporation (the "Withdrawing General Partner") and the following parties, which are referred to as the "Guarantor":
ARV Assisted Living Inc., a Delaware corporation, successor in interest to ARV Assisted Living, Inc., a California corporation, and Gary L. Davidson, John A. Booty and David P. Collins, each an individual.

               The Project Partnership, the Withdrawing General Partner and Guarantor have entered into that certain Operating Deficit Guaranty Agreement dated as of October 9, 1995 (the "Guaranty Agreement"). The parties to the Guaranty Agreement wish to amend the Guaranty Agreement regarding the withdrawal of the Withdrawing Partner as general partner of the Project Partnership and the admission of a new general partner, and certain other matters, and to reaffirm the Guaranty Agreement in light of the Second Amendment to Amended and Restated Agreement of Limited Partnership dated as of January 16, 2001 (the "Partnership Amendment").

               Capitalized terms used herein have the same meanings as set forth in the Guaranty Agreement, unless specifically defined herein.

               1. The definition of "Guaranty Period", which appears in the third Recital Paragraph of the Guaranty Agreement, is hereby amended to read in full as follows:

                      "Guaranty Period" means the period commencing on the date which is the later to occur of Completion or the Break-Even Date and ending as of the date hereof."

               2. Section 1 of the Guaranty Agreement is hereby amended to read in its entirety as follows:

                             "1. The Guarantor hereby covenants and agrees to
                      pay (not lend) to the Project Partnership (a) any funds required to fund Operating Deficits incurred by the Project Partnership during the Guaranty Period and (b) an amount equal to all of the obligations of the Withdrawing General Partner pursuant to Section 5 of the Partnership Amendment. Such payments shall be final with no right of repayment."

               3. The parties hereto hereby acknowledge and approve the Partnership Amendment, and, except as specifically amended hereby, ratify and reaffirm the Guaranty Agreement.

               4. This First Amendment may be executed in multiple counterparts, all of which together constitute one and the same instrument.

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               IN WITNESS WHEREOF, the parties have executed this First
Amendment as of the day and year above written.

GUARANTOR:                         PROJECT PARTNERSHIP:

                                   ARV San Marcos, a California limited
- --------------------------         partnership
Gary L. Davidson
                                   By:   Eenhoorn GP - San Marcos, LLC,
                                         a Michigan limited liability company,
- --------------------------               its general partner
John A. Booty

                                       By:
                                          --------------------------------------
                                              Name:
- --------------------------                         -----------------------------
David P. Collins                               Title:
                                                     ---------------------------


                                   WITHDRAWING GENERAL PARTNER
RV Assisted Living Inc.,
 Delaware corporation              ARV Investment Group, Inc.,
                                   a California corporation

By:
   ----------------------
    Name:                          By:
         ----------------             ------------------------------------------
    Title:                              Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
Agreed to and accepted:

Eenhoorn GP - San Marcos, LLC,
a Michigan limited liability company


   By:
      -------------------------
       Name:
            -------------------
       Title:
             ------------------




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